SM&R INVESTMENTS, INC.

Supplement dated May 31, 2006 to the December 31, 2005 Statement of Additional Information

On page 36, the second full paragraph is hereby restated as follows:

         SM&R also discloses portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to the Funds custodians and auditors. Portfolio holdings are disclosed to the Funds pricing service vendors and other persons who provide systems or software support in connection with Fund operations. In connection with managing the Funds, the Funds investment advisers may use analytical systems provided by third parties who may have access to the Funds portfolio holdings. In all of these situations, the outside party has agreed in writing (or is otherwise required by virtue of written policies, professional responsibility, regulatory obligations, or fiduciary duty) to maintain the Funds portfolio holdings on a confidential basis and to refrain from trading on the basis of such information. SM&R relies on these confidentiality obligations in determining that such disclosures are not harmful to the Funds. The names of these persons and the services they provide are set forth below under Fund Service Providers. The frequency with which portfolio holdings may be disclosed to an outside party, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed, is determined based on the facts and circumstances, including without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of such disclosure varies, and may be as frequently as daily with no lag.

With respect to the section that begins on page 87, Control and Management of SM&R, the first paragraph on page 88 is restated as follows:

	The following persons are affiliated with the Company and SM&R in the specified capacities:
* Michael W. McCroskey, President and Director of the Company, is also President, Chief Executive Officer, Director and a member of the Executive Committee of SM&R, and President and Director of Investment Accounts;
* Gordon D. Dixon, Senior Vice President, Director and Chief Investment Officer of SM&R, is also Assistant Portfolio Manager for the Government Bond, Tax Free, Primary and Money Market Funds. He is also Assistant Portfolio Manager for the Investment Accounts Government Bond, High Yield Bond and Money Market Portfolios. He is no longer the Assistant Portfolio Manager for the Growth Fund, Equity Income Fund or Balanced Fund and is no longer the Assistant Portfolio Manager of the Investment Accounts American National Growth, Equity Income and Balanced Portfolios;
* Anne M. LeMire, Vice President, Head of Fixed Income of SM&R and a member of the investment committee, is also a Portfolio Manager for the Company and holds this same position with the Investment Accounts Portfolios;
* John S. Maidlow, Vice President, Head of Portfolio Management of SM&R and a member of the investment committee, is also a Portfolio Manager and Co-Portfolio Manager for the Company and holds this same position with the Investment Accounts Portfolios;
* Teresa E. Axelson, Vice President, Secretary of the Company, is also Vice President and Secretary of SM&R and Investment Accounts, and
* Brenda T. Koelemay, Vice President and Treasurer of the Company, is also Vice President and Treasurer of SM&R and Investment Accounts.

With respect to the section Fee Waivers, on page 94, it is hereby noted that the voluntary fee reimbursements for the SM&R Alger Funds have been extended effective May 1, 2006 through April 30, 2007, and the total expenses to be reimbursed by SM&R are hereby increased as described below. Voluntary expense waivers and reimbursements of the other funds are not affected. SM&R has voluntarily agreed to reimburse expenses incurred by the SM&R Alger Funds to the extent that total expenses exceed average daily net assets as follows:


Class A
Class B

SM&R Investments, Inc.

SM&R/Alger Technology Fund
1.85%
2.50%

SM&R Alger Aggressive Growth Fund
1.60%
2.25%

SM&R/Alger Small-Cap Fund
1.65%
2.30%

SM&R Alger Growth Fund
1.45%
2.10%


Under the section Additional Information Regarding Portfolio Managers, Compensation of Portfolio Managers, on page 97, the portfolio manager names are hereby amended to include John S. Maidlow, Anne M. LeMire and Darren W. King. All references to Andrew R. Duncan are hereby deleted. All references to compensation, annual performance bonuses and standard retirement and health benefits remain as stated. There are no other changes to this section.

The section Auditors and Financial Statements, on page 128, is amended to reflect that the Board of Directors of the Company appointed BKD LLP, 2800 Post Oak Boulevard, Suite 3200, Houston, TX 77056-6118 as the Companys independent registered public accounting firm beginning with the audit for the fiscal year ended August 31, 2006. This appointment was made at the May 16, 2006 regular meeting of the Companys Board.